BALANCE SHEETS (POINTER DO BRASIL S.A. [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
POINTER DO BRASIL S.A. [Member]
CURRENT ASSETS
Cash and cash equivalents	$ 336	$ 333
Trade receivables (net of allowance for doubtful accounts of $ 211)	491	118
Other accounts receivable and prepaid expenses	258	242
Inventories	785	271
Total current assets	1,870	964
NON-CURRENT ASSETS
Plant and equipment, net	2,251	787
TOTAL ASSETS	4,121	1,751
CURRENT LIABILITIES
Short-term bank credit and current maturities of long-term loans	195	82
Trade payables	1,474	328
Other accounts payable and accrued expenses	786	202
Total current liabilities	2,455	612
NONCURRENT LIABILITIES
Long-term loans from banks	377	132
Other long-term liabilities	12	39
Total long-term liabilities	389	171
EQUITY
Share capital	7,267	4,330
Accumulated other comprehensive income	367	(150)
Accumulated deficit	(6,357)	(3,212)
Total equity	1,277	968
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$ 4,121	$ 1,751